IN WITNESS THEREOF, the party hereto have executed or approved this AGREEMENT on the dates below the signatures.

Contract No. C008211

CONTRACTOR	STATE AGENCY

Secure Systems Inc.	Office of Mental Health

__________________________	_____________________

By: /s/ Gregory S. Lawson	By: /s/ Barbara Miller

Gregory Lawson	Barbara Miller
Printed Name	Printed Name

Title: President & CEO	Title: Asst. Director Financial Admin.

Date:	6/4/03	Date:	6/4/03

State Agency Certification

“In addition to the acceptance of this contract, I also certify that original copies of this signature page will be attached to all other exact copies of this contract.”

STATE OF NEW JERSEY)
)SS.:
County of	Monmouth

On this 19th day of May, 2003, before me personally came Gregory S. Lawson, to me known, who being by me duly sworn, did depose and say that he/she resides at 10 Kendels Pen St. and that he/she is President & CEO of the corporation or municipality describes and which executed the above instrument, and that he/she executed the above instrument by order of the board of directors of the corporation and that he/she signed his/her name thereto by like order, or that he/she was duly authorized by the municipal corporation described in and which executed the above instrument, and that he/she executed the above instrument pursuant to authority vested in him/her.

(Notary) _______________________

ATTORNEY GENERAL’S SIGNATURE	STATE CONTROLLER’S SIGNATURE
_________________________________	____________________________________

Title:_____________________________	Title:_______________________________

Date:______________________________	Date:_______________________________

STATE OF NEW YORK

AGREEMENT

This AGREEMENT is hereby made by and between the State of New York agency (STATE) and the public or private agency (CONTRACTOR) identified on the face page hereof.

WITNESSETH:

WHEREAS, the STATE has authority to regulate and provide funding for the establishment and operation of program services and desires to contract with skilled parties possessing the necessary resources to provide each services; and

WHEREAS, the CONTRACTOR is ready, willing and able to provide such program services and possesses or can make available all necessary qualified personnel, licenses, facilities and expertise to perform or have performed the services required pursuant to the terms of this AGREEMENT:

NOW THEREFORE, in consideration of the promises, responsibilities and covenants herein, the STATE and the CONTRACTOR agree as follows:

I.	Conditions of Agreement

A.

This AGREEMENT may consist of successive periods (PERIOD), as specified within the AGREEMENT or within a subsequent Modification Agreement (Appendix X). Each additional or superseding PERIOD shall be on the forms specified by the particular State agency, and shall be incorporated into this AGREEMENT.

B.

Funding for the first PERIOD shall not exceed the contract amount specified on the face page hereof. Funding for each subsequent PERIOD, if any, shall not exceed the amount specified in the appropriate appendix for that PERIOD.

C.	This AGREEMENT incorporates the face pages attached and all of the marked appendices identified on the face pager hereof.

D.

For such succeeding PERIOD of this AGREEMENT, the parties shall prepare new appendices, to the extent that any require modification, and a Modified Agreement (The attached Appendix X is the blank form to be used). Any terms of this AGREEMENT not modified shall remain in effect for each PERIOD of the AGREEMENT.

To modify the AGREEMENT within an existing PERIOD, the parties shall revise or complete the appropriate appendix form(s). Any change in the amount of consideration to be paid, or change in the term, is subject to the approval of the Office of the State Controller. Any other modifications shall be processed in accordance with agency guidelines as stated in Appendix A1.

A.

The CONTRACTOR shall perform all services to the satisfaction of the STATE. The CONTRACTOR shall provide services and meet the program objectives summarized in the Program Work plan (Appendix D) in accordance with: provisions of the AGREEMENT; relevant laws, rules and regulations, administrative and fiscal guidelines: and where applicable, operating certificates for facilities or licenses for an activity or program.

B.

If the CONTRACTOR enters into subcontracts for the performance of work pursuant to this AGREEMENT, the CONTRACTOR shall take full responsibility for the acts and omissions of its subcontractors. Nothing in the subcontract shall impair the rights of the STATE under this AGREEMENT. No contractual relationship shall be deemed to exist between the subcontractor and the STATE.

C.	Appendix A (Standard Clauses as required by the Attorney General for all State contracts) take precedence over all parts of the AGREEMENT.

II.	Payment and Reporting

A.         The CONTRACTOR, to be eligible for payment, shall submit to the STATE’s designated payment office (identified in Appendix C) all appropriate documentation as required by the Payment and Reporting Schedule (Appendix C) and by agency fiscal guidelines, in a manner acceptable to the STATE.

B.         The STATE shall make payments and any reconciliations in accordance with the Payment and Recording Schedule (Appendix C). The STATE shall pay with the CONTRACTOR, in consideration of the contract services for a given PERIOD, a sum not to exceed the amount noted on the face page hereof or in the respective Appendix designing the payment amount for a given PERIOD. This sum shall not duplicate reimbursement from other sources for CONTRACTOR’s costs and services provided pursuant to This AGREEMENT.

C.         The CONTRACTOR shall meet the audit requirements specified by the STATE.

III.	Terminations

A.        This AGREEMENT may be terminated at any time upon mutual written consent of the STATE and the CONTRACTOR.

B.         The STATE may terminate the AGREEMENT immediately, upon written notice of termination to the CONTRACTOR, if the CONTRACTOR fails to comply with the terms and conditions of this AGREEMENT and/or with any laws, rules regulations, policies or procedures affecting this AGREEMENT.

C.         The STATE may also terminate this AGREEMENT for any reason in accordance with provisions set forth in Appendix A1.

D.        Written notice of termination, where required, shall be sent by personal messenger service or by certified mail, return receipt request. The termination shall be effective in accordance with the terms of the notice.

E.         Upon receipt of the notice of termination, the CONTRACTOR agrees to cancel, prior to the effective date of any prospective termination, as many outstanding obligations as possible, and agrees not to incur any new obligations as possible, and agrees not to incur any new obligations after receipt of the notice without approval by the STATE.

F.	The

and costs incurred pursuant to terms of the AGREEMENT. In no event shall the STATE be liable for expenses and obligations arising from paragraph(s) in this AGREEMENT after the termination date.

IV.	Indemnification

A.        The CONTRACTOR shall be solely responsible and answerable in damages for any and all accidents and/or injuries to persons (including death) or property arising out of or related to the services to be rendered by the CONTRACTOR subcontractors pursuant to this AGREEMENT. The CONTRACTOR indemnify suits, actions, damages and costs of every nature arising out of the provision of services pursuant to this AGREEMENT.

B.         The claim to be an officer, employee or subdivision of the STATE nor make any claim, demand or application to or for based upon any different status.

V.	Property

Any equipment, furniture, supplies or other property purchased pursuant AGREEMENT is deemed to be the property of the STATE except as may otherwise be governed by Federal or State laws, rules or regulations, or as stated in Appendix A1.

VI.	Safeguards for Service and Confidentiality

A.         Services performed pursuant to this AGREEMENT are secular in nature and shall be performed in a manner that does not discriminate on the basis of religious belief, or promote or discourage adherence to religion in general or particular religious beliefs.

B.         Funds provided pursuant to this AGREEMENT shall not be used for any partisan political activity, or for activities that any influence legislation ot the election or defeat of any candidate for public office.

C.         Information relating to individuals who may receive services pursuant to this AGREEMENT shall be maintained and used only for the purposes intended under the contract and in conformity with applicable provisions of laws and regulations, or specified in Appendix A1.